UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
December 1, 2020

ESPEY MFG & ELECTRONICS CORP.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	001-04383 (Commission File Number)	14-1387171 (IRS Employer Identification No.)

233 Ballston Avenue, Saratoga Springs, New York 12866 (Address of principal executive offices)

(518) 584-4100 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $.33-1/3 par value	ESP	NYSE American
Common Stock Purchase Rights		NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Definitive Material Agreement.

See disclosure under Item 3.02 below.

Item 3.02. Unregistered Sales of Equity Securities.

On December 1, 2020, pursuant to a Stock Purchase Agreement dated as of such date, Espey Mfg. & Electronics Corp. (the “Corporation”) sold 300,000 shares of its common stock, par value $0.33 1/3 per shares to the Trustees of The Espey Mfg. & Electronics Corp. Employee Stock Ownership Plan Trust (the “ESOP”). The ESOP paid $18.29 per share, for an aggregate purchase price of $5,487,000. The ESOP borrowed from the Corporation an amount equal to the purchase price. The loan will be repaid in fifteen (15) equal annual installments of principal and the unpaid balance will bear interest at a fixed rate of 3.00% per annum.

The Board of Directors of the Corporation had approved a purchase price per equal to the fair market value as determined by an independent valuation firm retained by the ESOP. The average trading pricing of the Corporation’s common stock on the NYSE - American on November 30, 2020 was $19.12.

In making the sale, the Corporation relied on the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, because the shares sold were offered only to the ESOP.

After giving effect to the transaction, the ESOP owns 769,119 shares of the Corporation’s outstanding shares of common stock, all of which, with the exception of the newly-acquired 300,000 shares, have already been allocated to the accounts of the participants in the ESOP.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.18. Stock Purchase Agreement dated as of December 1, 2020 between Espey Mfg. & Electronics Corp. and The Trustees of the Espey Mfg. & Electronics Corp. Employee Retirement Plan Trust.

Exhibit 10.19. ESOP Loan Agreement dated as of December 1, 2020 between the Trustees of the Espey Mfg. & Electronics Corp. Employee Retirement Plan Trust and Espey Mfg. & Electronics Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPEY MFG. & ELECTRONICS CORP.

/s/ David A. O’Neil
David A. O’Neil
Executive Vice President and
Chief Financial Officer

Dated: December 3, 2020

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